Exhibit 10.1

Execution Copy

Northern Oil and Gas, Inc.

(Minnesota corporation)

$200,000,000 8.000% Senior Notes due 2020

UNDERWRITING AGREEMENT

May 8, 2013

RBC Capital Markets, LLC

As Representative of the several

Underwriters listed in Schedule 1 hereto

c/o RBC Capital Markets, LLC

Three World Financial Center

200 Vesey Street, 8th Floor

New York, NY 10281

Canaccord Genuity Inc.,

As Qualified Independent Underwriter

99 High Street, 12th Floor

Boston, Massachusetts 02110

Ladies and Gentlemen:

Northern Oil and Gas, Inc., a Minnesota corporation (the “Company”), proposes to issue and sell to the several Underwriters listed in Schedule 1 hereto (the “Underwriters”), for whom RBC Capital Markets, LLC is acting as representative (the “Representative”), $200,000,000 aggregate principal amount of its 8.000% Senior Notes due 2020 (the “Securities”). The Securities will be issued pursuant to an Indenture dated as May 18, 2012 (the “Indenture”) between the Company and Wilmington Trust, National Association, as trustee (the “Trustee”). The Securities constitute “Additional Notes” (as such term is defined in the Indenture) under the Indenture and will be issued pursuant to and in compliance with Sections 2.13 and 4.09 of the Indenture. The Company has previously issued $300,000,000 aggregate principal amount of 8.000% Senior Notes due 2020 (the “Existing Notes”) under the Indenture. Except as otherwise disclosed in the Time of Sale Information and the Prospectus (each as defined below), the Securities will have terms identical to the Existing Notes and will be treated as a single series of debt securities for all purposes under the Indenture.

The Company and the Underwriters, in accordance with the requirements of Rule 5121(a) (“Rule 5121(a)”) of the Financial Industry Regulatory Authority, Inc. (“FINRA”) and subject to the terms and conditions stated herein, also hereby confirm the engagement of the services of Canaccord Genuity Inc. (“Canaccord”) as a “qualified independent underwriter” within the meaning of Rule 5121(f)(12) of FINRA (“Rule 5121(f)(12)”) in connection with the offering and sale of the Securities. Canaccord, in its capacity as qualified independent underwriter and not otherwise, is referred to herein as the “QIU.”

The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Securities Act”), a registration statement on Form S-3 (File No. 333-188423), including a prospectus (the “Base Prospectus”), relating to the securities to be issued from time to time by the Company. The Company has also filed, or proposes to file, with the Commission pursuant to Rule 424 under the Securities Act a preliminary prospectus supplement, dated May 8, 2013, specifically relating to the Securities (the “Preliminary Prospectus Supplement”). The registration statement, including the information, if any, deemed pursuant to Rule 430A, 430B or 430C under the Securities Act to be part of the registration statement at the time of its effectiveness (“Rule 430 Information”), is referred to herein as the “Registration Statement”; and as used herein, the term “Preliminary Prospectus” means the Base Prospectus, as supplemented by the Preliminary Prospectus Supplement, and the term “Prospectus” means the Base Prospectus as supplemented by the prospectus supplement specifically relating to the Securities in the form first used (or made available upon request of purchasers pursuant to Rule 173 under the Securities Act) in connection with confirmation of sales of the Securities. If the Company has filed an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement. Any reference in this Underwriting Agreement (the “Agreement”) to the Registration Statement, the Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the effective date of the Registration Statement or the date of the Preliminary Prospectus or the Prospectus, as the case may be and any reference to “amend”, “amendment” or “supplement” with respect to the Registration Statement, the Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (the “Exchange Act”) that are deemed to be incorporated by reference therein. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Registration Statement and the Prospectus.

At or prior to May 8, 2013, the time when sales of the Securities were first made (the “Time of Sale”), the Company had prepared the following information (collectively, the “Time of Sale Information”): the Preliminary Prospectus Supplement and each “free-writing prospectus” (as defined pursuant to Rule 405 under the Securities Act) listed on Exhibit A hereto. If, subsequent to the date of this Agreement, the Company and the Underwriters have determined that such Time of Sale Information included an untrue statement of a material fact or omitted a statement of material fact necessary to make the information therein, in the light of the circumstances under which it was made, not misleading and have agreed to provide an opportunity to purchasers of the Securities to terminate their old purchase contracts and enter into new purchase contracts, then “Time of Sale Information” will refer to the information available to purchasers at the time of entry into the first such new purchase contract.

The Company hereby confirms its agreement with the several Underwriters concerning the purchase and resale of the Securities, as follows:

1. Representations and Warranties of the Company. The Company represents and warrants to each Underwriter that:

(a) Preliminary Prospectus. No order preventing or suspending the use of the Preliminary Prospectus has been issued by the Commission, and the Preliminary Prospectus, at the time of filing thereof, complied in all material respects with the Securities Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representative expressly for use in the Preliminary Prospectus.

(b) Time of Sale Information. The Time of Sale Information, at the Time of Sale, did not, and at the Closing Date (as defined herein), will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representative expressly for use in the Time of Sale Information.

(c) Issuer Free Writing Prospectus. The Company (including its agents and representatives, other than the Underwriters in their capacity as such) has not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Securities (each such communication by the Company or its agents and representatives (other than a communication referred to in clauses (i), (ii) and (iii) below) an “Issuer Free Writing Prospectus”) other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act, (ii) the Preliminary Prospectus, (iii) the Prospectus, (iv) the documents listed on Exhibit A hereto which constitute part of the Time of Sale Information and (v) any electronic road show or other written communications, in each case approved in writing in advance by the Representative. Each such Issuer Free Writing Prospectus complies in all material respects with the Securities Act, has been or will be (within the time period specified in Rule 433) filed in accordance with the Securities Act (to the extent required thereby) and, when taken together with the Preliminary Prospectus filed prior to the first use of such Issuer Free Writing Prospectus, did not at the Time of Sale, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to any statements or omissions made in each such Issuer Free Writing Prospectus in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representative expressly for use in any Issuer Free Writing Prospectus.

(d) Registration Statement and Prospectus. The Registration Statement is an “automatic shelf registration statement” as defined under Rule 405 of the Securities Act that has been filed with the Commission not earlier than three years prior to the date hereof; and no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act has been received by the Company. No order suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering has been initiated or threatened by the Commission; as of the applicable effective date of the Registration Statement and any amendment thereto, the Registration Statement complied and will comply in all material respects with the Securities Act and the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Trust Indenture Act”), and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or supplement thereto and as of the Closing Date, the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to (i) that part of the Registration Statement that constitutes the Statement of Eligibility and Qualification (Form T-1) of the Trustee under the Trust Indenture Act or (ii) any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representative expressly for use in the Registration Statement and the Prospectus and any amendment or supplement thereto.

(e) Incorporated Documents. The documents incorporated by reference in each of the Registration Statement, the Time of Sale Information and the Prospectus, when they were filed with the Commission conformed in all material respects to the requirements of the Exchange Act, and none of such documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Registration Statement, the Time of Sale Information or the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f) Ineligible Issuer. (i) At the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Securities Act) and (ii) as of the date hereof (with such date being used as the determination date for purposes of this clause (ii)), the Company was not and is not an “ineligible issuer” (as defined in Rule 405), without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an “ineligible issuer”.

(g) Organization and Good Standing of the Company. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Time of Sale Information and the Prospectus and to enter into and perform its obligations under this Agreement, the Securities and the Indenture. The Company is duly qualified to transact business and is in good standing as a foreign corporation or other legal entity in each other jurisdiction in which its ownership or leasing of property or the conduct of its business requires such qualification, except where the failure to be so qualified or in good standing or have such power or authority would not, individually or in the aggregate, have a material adverse effect on the general affairs, management, business, properties, condition (financial or otherwise), results of operations or prospects of the Company taken as a whole or on the performance by the Company of its obligations under the Securities (a “Material Adverse Effect”).

(h) Subsidiaries. The Company does not have any subsidiaries and does not own any beneficial interest, directly or indirectly, in any corporation, partnership, joint venture or other business entity.

(i) Underwriting Agreement. This Agreement has been duly and validly authorized, executed and delivered by the Company.

(j) Indenture. The Indenture has been duly qualified under the Trust Indenture Act, has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

(k) The Securities. The Securities have been duly authorized by the Company and, when duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles, and will be entitled to the benefits of the Indenture.

(l) Description of this Agreement, the Securities and the Indenture. This Agreement, the Securities and the Indenture will conform in all material respects to the respective statements relating thereto contained in the Registration Statement, the Time of Sale Information and the Prospectus.

(m) No Violation or Default. The Company is not (i) in violation of its charter or by-laws; (ii) in breach of or default under (nor has any event occurred that, with notice or passage of time or both, would constitute a default under) or in violation of any of the terms or provisions of any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or to which it or its properties or assets is subject; or (iii) in violation of any law, statute, rule, regulation, judgment order or decree of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its properties or assets, except, in the case of clauses (ii) and (iii) above, for any such default or violation that has been waived or would not, individually or in the aggregate, have a Material Adverse Effect.

(n) Capitalization. The information set forth under the caption “Capitalization” in the Registration Statement, Time of Sale Information and the Prospectus is fairly presented on a basis consistent with the Company’s financial statements (other than for subsequent issuances of capital stock, if any, pursuant to employee benefit plans described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, including information incorporated by reference therein (the “2012 Annual Report”), or upon exercise of outstanding options described in the 2012 Annual Report). There are no authorized or outstanding shares of capital stock, options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company other than those described in the 2012 Annual Report. The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, as described in the 2012 Annual Report, accurately and fairly present the information that is required by the Securities Act or the Exchange Act to be included in the Registration Statement and the Prospectus with respect to such plans, arrangements, options and rights.

(o) No Conflict. The execution and delivery by the Company of this Agreement and the Securities by the Company and the performance by the Company of its obligations under this Agreement, the Securities and the Indenture will not (i) conflict with or result in a breach or violation of, or constitute a default under (nor constitute any event which with or without notice, lapse of time or both would result in any breach or violation of or constitute a default under), give rise to any right of termination or other right or the cancellation or acceleration of any right or obligation or loss of a benefit under, or give rise to the creation or imposition of any lien, encumbrance, security interest, claim or charge upon any property or assets of the Company pursuant to any indenture, mortgage, deed of trust, loan agreement or other contract, agreement or instrument to which the Company is a party or by which the Company is bound or to which any of its property or assets is subject, (ii) result in any violation of the provisions of the charter or by-laws of the Company, or (iii) result in any violation of any law, statute, rule, regulation, judgment, order or decree of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its properties or assets, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation or default that would not, individually or in the aggregate, have a Material Adverse Effect.

(p) No Consents Required. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution and delivery by the Company of this Agreement or the Securities and the performance by the Company of its obligations under this Agreement, the Securities and the Indenture, except for such consents, approvals, authorizations, orders and registrations or qualifications as may be required under applicable state securities laws or the securities laws of any foreign jurisdictions in connection with the purchase and resale of the Securities by the Underwriters.

(q) Registration Rights. There are no contracts, agreements or understandings between the Company and any person granting such person the right (other than rights which have been waived in writing in connection with the transactions contemplated by this Agreement or otherwise satisfied) to require the Company to register any securities with the Commission.

(r) Accuracy of Disclosure. The statements in the Registration Statement, the Time of Sale Information and the Prospectus under the captions “Risk Factors—Risks Related to our Business—Environmental risks may adversely affect our business,” “Risk Factors—Risks Related to our Business—Federal and state legislative and regulatory initiatives relating to hydraulic fracturing could result in increased costs and additional operating restrictions or delays,” “Management,” “Certain Relationships and Related Transactions,” “Business—Governmental Regulation and Environmental Matters” and “Description of Other Indebtedness,” insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents and proceedings.

(s) Independent Accountants. Each of Mantyla McReynolds LLC and Deloitte & Touche LLP (collectively, the “Independent Accountants”), who have audited certain financial statements of the Company included in the Registration Statement, the Time of Sale Information and the Prospectus, is (i) an independent public accounting firm within the meaning of the Securities Act, (ii) a registered public accounting firm (as defined in Section 2(a)(12) of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”)), and (iii) not in violation of the auditor independence requirements of the Sarbanes-Oxley Act. Except as disclosed in the Registration Statement, the Time of Sale Information and the Prospectus, and as pre-approved in accordance with the requirements set forth in Section 10A of the Exchange Act, neither Mantyla McReynolds LLC nor Deloitte & Touche LLP has been engaged by the Company to perform any “prohibited activities” (as defined in Section 10A of the Exchange Act).

(t) Financial Statements. The consolidated financial statements of the Company, together with the related schedules and notes thereto, set forth in each of the Registration Statement, the Time of Sale Information and the Prospectus, comply in all material respects with the applicable requirements of the Securities Act and present fairly in all material respects (i) the financial condition of the Company as of the dates indicated and (ii) the consolidated results of operations, stockholders’ equity and changes in cash flows of the Company for the periods therein specified; and such financial statements and related schedules and notes thereto have been prepared in conformity with generally accepted accounting principles in the United States, consistently applied throughout the periods involved (except as otherwise stated therein and subject, in the case of unaudited financial statements, to the absence of footnotes and normal year-end adjustments). There are no other financial statements (historical or pro forma) that are required by the Securities Act or the Exchange Act to be included in the Registration Statement, the Time of Sale Information or the Prospectus that are not so included therein; and the Company does not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not disclosed in the Registration Statement, the Time of Sale Information or the Prospectus; and all disclosures contained in the Registration Statement, the Time of Sale Information and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the Exchange Act and Item 10(e) of Regulation S-K under the Securities Act, to the extent applicable, and present fairly the information shown therein and the Company’s basis for using such measures.

(u) Absence of Material Changes. Subsequent to the respective dates as of which information is contained in the Registration Statement, the Time of Sale Information and the Prospectus, and except as may be otherwise stated in the Registration Statement, the Time of Sale Information and the Prospectus, there has not been (i) any Material Adverse Effect, (ii) any transaction which is material to the Company and out of the ordinary course of business, (iii) any obligation, direct or contingent (including any off-balance sheet obligations), incurred by the Company, which is material to the Company, (iv) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, (v) any change in the capital stock (other than a change in the number of outstanding shares of common stock of the Company due to the issuance of shares upon the exercise of outstanding options or warrants or the conversion of convertible indebtedness and the issuance of shares of restricted stock), (vi) any material change in the short-term debt or long-term debt of the Company (other than upon conversion of convertible indebtedness) or (vii) any issuance of options, warrants, convertible securities or other rights to purchase the capital stock (other than grants of stock options under the Company’s stock option plans existing on the date hereof) of the Company.

(v) Legal Proceedings. There are no legal or governmental actions, suits, claims or proceedings pending or, to the Company’s knowledge, threatened or contemplated, to which the Company is or would be a party or of which any of its properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or before or by any self-regulatory organization or other non-governmental regulatory authority that are required under the Securities Act or the Exchange Act to be described in the Registration Statement, the Time of Sale Information or the Prospectus that are not so described therein, or which, singularly or in the aggregate, if resolved adversely to the Company, would reasonably be expected to result in a Material Adverse Effect or prevent or materially and adversely affect the ability of the Company to consummate the transactions contemplated hereby. To the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by other third parties.

(w) Permits. The Company has made all filings, applications and submissions required by, and owns or possesses all approvals, licenses, certificates, certifications, clearances, consents, exemptions, marks, notifications, orders, permits and other authorizations issued by, the appropriate federal, state or foreign regulatory authorities, necessary to conduct its business as described in the Registration Statement, the Time of Sale Information and the Prospectus (collectively, “Permits”), and is in compliance in all material respects with the terms and conditions of all such Permits. All such Permits are valid and in full force and effect. The Company has not received any notice of any proceedings relating to revocation or modification of, any such Permit, which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

(x) Not an Investment Company. The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds therefrom as described in the Time of Sale Information and the Prospectus, will not be (i) required to register as an “investment company” as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules and regulations of the Commission thereunder or (ii) a “business development company” (as defined in Section 2(a)(48) of the Investment Company Act).

(y) No Price Stabilization. Neither the Company nor any of the Company’s officers or directors has taken or will take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(z) Good Title to Property. The Company has good and valid title to all property (whether real or personal) described in the Registration Statement, the Time of Sale Information and the Prospectus as being owned by it, in each case free and clear of all liens, claims, security interests, other encumbrances or defects (collectively, “Liens”), except such as are described in the Registration Statement, the Time of Sale Information and the Prospectus and those that would not, individually or in the aggregate, materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company. All of the property described in the Registration Statement, the Time of Sale Information and the Prospectus as being held under lease by the Company is held thereby under valid, subsisting and enforceable leases, without any liens, restrictions, encumbrances or claims, except such as are described in the Registration Statement, the Time of Sale Information and the Prospectus and those that, individually or in the aggregate, are not material and do not materially interfere with the use made and proposed to be made of such property by the Company.

(aa) Intellectual Property Rights. The Company owns or possesses the right to use all patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, software, databases, know-how, Internet domain names, trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures, and other intellectual property (collectively, “Intellectual Property”) necessary to carry on its businesses as currently conducted, and as proposed to be conducted as described in the Registration Statement, the Time of Sale Information and the Prospectus, and the Company is not aware of any claim to the contrary or any challenge by any other person to the rights of the Company with respect to the foregoing except for those that could not have a Material Adverse Effect. The Intellectual Property licenses described in the Registration Statement, the Time of Sale Information and the Prospectus are, to the knowledge of the Company, valid, binding upon, and enforceable by or against the parties thereto in accordance with their terms. The Company has complied in all material respects with, and is not in breach nor has received any asserted or threatened claim of breach of, any Intellectual Property license, and the Company has no knowledge of any breach or anticipated breach by any other person of any Intellectual Property license. The Company’s business as now conducted and as proposed to be conducted, to the knowledge of the Company, does not and will not infringe or conflict with any patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses or other Intellectual Property or franchise right of any person. The Company has not received notice of any claim against the Company alleging the infringement by the Company of any patent, trademark, service mark, trade name, copyright, trade secret, license or other intellectual property right or franchise right of any person. The Company has taken all reasonable steps to protect, maintain and safeguard its rights in all Intellectual Property, including the execution of appropriate nondisclosure and confidentiality agreements. The consummation of the transactions contemplated by this Agreement will not result in the loss or impairment of or payment of any additional amounts with respect to, nor require the consent of any other person in respect of, the Company’s right to own, use, or hold for use any of the Intellectual Property as owned, used or held for use in the conduct of the businesses as currently conducted. To the Company’s knowledge, no employee of the Company is the subject of any claim or proceeding involving a violation of any term of any employment contract, patent disclosure agreement, invention assignment agreement, non-competition agreement, non-solicitation agreement, nondisclosure agreement or any restrictive covenant to or with a former employer where the basis of such violation relates to such employee’s employment with the Company or actions undertaken by the employee while employed with the Company.

(bb) No Labor Disputes. No labor problem or dispute with the employees of the Company exists, or, to the Company’s knowledge, is threatened or imminent, which would reasonably be expected to result in a Material Adverse Effect. The Company is not aware that any key employee or significant group of employees of the Company plans to terminate employment with the Company. The Company has not engaged in any unfair labor practice and except for matters which would not, individually or in the aggregate, result in a Material Adverse Effect, (i) there is (A) no unfair labor practice complaint pending or, to the Company’s knowledge, threatened against the Company before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or to the Company’s knowledge, threatened, (B) no strike, labor dispute, slowdown or stoppage pending or, to the Company’s knowledge, threatened against the Company and (C) no union representation dispute currently existing concerning the employees of the Company and (ii) to the Company’s knowledge, (A) no union organizing activities are currently taking place concerning the employees of the Company and (B) there has been no violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any provision of the Employee Retirement Income Security Act of 1974 (“ERISA”) or the rules and regulations promulgated thereunder concerning the employees of the Company.

(cc) Taxes. The Company (i) has timely filed all necessary federal, state, local and foreign income, franchise and other material tax returns (or timely filed applicable extensions therefor) that have been required to be filed and (ii) has paid all taxes, any assessments, fines, interest or penalties with respect thereto, other than any of which the Company is contesting in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided and reflected in the Company’s financial statements included in the Registration Statement, the Time of Sale Information and the Prospectus. The Company does not have any tax deficiency that has been or is reasonably likely to be asserted or threatened against it that would, individually or in the aggregate, result in a Material Adverse Effect. The Company has not engaged in any transaction which is a reportable transaction or corporate tax shelter or which could be characterized as such by the Internal Revenue Service or any other taxing authority.

(dd) ERISA. The Company is in compliance in all material respects with all presently applicable provisions of ERISA; no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”); and each “pension plan” for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

(ee) Compliance with Environmental Laws. The Company (i) is in compliance with any and all applicable foreign, federal, state and local laws, orders, rules, regulations, directives, decrees and judgments relating to the use, treatment, storage and disposal of hazardous or toxic substances or waste and protection of human health and safety of the environment which are applicable to its business (“Environmental Laws”); (ii) has received and is in compliance with all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business; and (iii) is in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate, result in a Material Adverse Effect. There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, individually or in the aggregate, result in a Material Adverse Effect.

(ff) Insurance. The Company maintains or is covered by insurance provided by recognized, financially sound and reputable institutions with insurance policies in such amounts and covering such risks as is adequate for the conduct of its business and the value of its properties and as is customary for companies engaged in similar businesses in similar industries. All such insurance is fully in force on the date hereof and will be fully in force as of the Closing Date. The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect. The Company has not been denied any material insurance policy or coverage for which it has applied. The Company does not insure risk of loss through any captive insurance, risk retention group, reciprocal group or by means of any fund or pool of assets specifically set aside for contingent liabilities other than as described in the Registration Statement, the Time of Sale Information and the Prospectus.

(gg) Accounting Controls. The Company maintains a system of accounting controls that is in compliance with the Sarbanes-Oxley Act and is sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(hh) Disclosure Controls. The Company has established, maintains and evaluates “disclosure controls and procedures” (as such term is defined in Rule 13a-15(e) and 15d-15(e) under the Exchange Act), which (i) are designed to ensure that material information relating to the Company is made known to the Company’s principal executive officer and its principal financial officer by others within the Company, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared, (ii) have been evaluated for effectiveness as of the end of the last fiscal period covered by the Prospectus; and (iii) are effective to perform the functions for which they were established. There are no significant deficiencies or material weaknesses in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize, or report financial data to management and the Board of Directors of the Company. The Company is not aware of any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal controls; and since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses. Except as set forth in the Registration Statement, the Time of Sale Information and the Prospectus, the Audit Committee of the Board of Directors of the Company (the “Audit Committee”) is not reviewing or investigating, and neither the Company’s independent auditors nor its internal auditors have recommended that the Audit Committee review or investigate, (i) adding to, deleting, changing the application of or changing the Company’s disclosure with respect to, any of the Company’s material accounting policies, (ii) any manner which could result in a restatement of the Company’s financial statements for any annual or interim period during the current or prior three fiscal years or (iii) a significant deficiency, material weakness, change in internal control over financial reporting or fraud involving management or other employees who have a significant role in the internal control over financial reporting.

(ii) Contracts; Off-Balance Sheet Interests. There is no document, contract, permit or instrument, or off-balance sheet transaction (including without limitation, any “variable interests” in “variable interest entities,” as such terms are defined in Financial Accounting Standards Board Interpretation No. 46) of a character required by the Securities Act or the Exchange Act to be described in the Registration Statement, the Time of Sale Information or the Prospectus which is not described or filed as required. Each description of a document, contract, permit or instrument in the Registration Statement, the Time of Sale Information or the Prospectus accurately reflects in all material respects the terms of the underlying document, contract, permit or instrument. The documents, contracts, permits and instruments described in the immediately preceding sentence to which the Company is a party have been duly authorized, executed and delivered by the Company, constitute valid and binding agreements of the Company, are enforceable against and by the Company in accordance with the terms thereof and are in full force and effect on the date hereof. Neither the Company, or to the Company’s knowledge, any other party is in default in the observance or performance of any term or obligation to be performed by it under any such agreement, and no event has occurred which with notice or lapse of time or both would constitute such a default, in any case which default or event, individually or in the aggregate, would have a Material Adverse Effect.

(jj) No Undisclosed Relationships. No relationship, direct or indirect, exists between or among the Company on the one hand and the directors, officers, stockholders, customers or suppliers of the Company or any of their affiliates on the other hand, which would be required to be disclosed in the Registration Statement, the Time of Sale Information or the Prospectus pursuant to Item 404 of Regulation S-K under the Securities Act that are not so described therein.

(kk) Brokers Fees. There are no contracts, agreements or understandings between the Company and any person (other than this Agreement) that would give rise to a claim against the Company or the Underwriters for a brokerage commission, finder’s fee or other like payment in connection with the offering and sale of the Securities.

(ll) Forward-Looking Statements. No forward-looking statements (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Registration Statement, the Time of Sale Information or the Prospectus have been made or reaffirmed without a reasonable basis therefor or have been disclosed other than in good faith.

(mm) Sarbanes-Oxley Act. The Company, and to its knowledge, each of the Company’s directors or officers, in their capacities as such, is in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act and any related rules and regulations promulgated by the Commission. Each of the principal executive officer and the principal financial officer of the Company (and each former principal executive officer of the Company and each former principal financial officer of the Company, as applicable) has made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act with respect to all reports, schedules, forms, statements and other documents required to be filed by him or her with the Commission. For purposes of the preceding sentence, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes-Oxley Act.

(nn) Affiliate Transactions. There are no transactions, arrangements or other relationships between and/or among the Company, any of its affiliates (as such term is defined in Rule 405 of the Securities Act) and any unconsolidated entity, including, but not limited to, any structured finance, special purpose or limited purpose entity that could reasonably be expected to materially affect the Company’s liquidity or the availability of or requirements for its capital resources that are required by the Securities Act or the Exchange Act to be described in the Registration Statement, the Time of Sale Information or the Prospectus which have not been so described therein. The Company does not, directly or indirectly, have any outstanding personal loans or other credit extended to or for any of its directors or executive officers.

(oo) Statistical or Market-Related Data. Any statistical, industry-related or market-related data included in the Registration Statement, the Time of Sale Information and the Prospectus are based on or derived from sources that the Company reasonably and in good faith believes to be reliable and accurate, and such data agree with the sources from which they are derived.

(pp) No Unlawful Contributions or Other Payments. Neither the Company nor, to the Company’s knowledge, any of its affiliates, any director, officer, or employee nor any agent or representative of the Company or of any of its affiliates, has (i) taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any foreign or domestic “government official” (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) to influence official action or secure an improper advantage, (ii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977 (together with the rules and regulations promulgated thereunder, the “FCPA”), or (iii) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment; and the Company and its affiliates have conducted their businesses in compliance with the FCPA and other applicable anti-corruption laws and have instituted and maintained and will continue to maintain policies and procedures designed to promote and achieve compliance with such laws and with the representation and warranty contained herein.

(qq) No Conflict with Anti-Money Laundering Laws. The operations of the Company are and have been conducted at all times in compliance in all material respects with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the USA PATRIOT Act, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(rr) Compliance with OFAC. Neither the Company nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any affiliate, joint venture partner or other person or entity, which, to the Company’s knowledge, will use such proceeds for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(ss) Margin Securities. None of the proceeds of the sale of the Securities will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Securities to be considered a “purpose credit” within the meanings of Regulation T, U or X of the Board of Governors of the Federal Reserve System.

(tt) Solvency. The Company is, and immediately after the Closing Date will be, Solvent. As used herein, the term “Solvent” means, with respect to any person on a particular date, that on such date (i) the fair market value of the assets of such person is greater than the total amount of liabilities (including contingent liabilities) of such person, (ii) the present fair salable value of the assets of such person is greater than the amount that will be required to pay the probable liabilities of such person on its debts as they become absolute and mature, (iii) such person is able to realize upon its assets and pay its debts and other liabilities, including contingent obligations, as they mature and (iv) such person does not have unreasonably small capital.

(uu) Rated Securities. At the Time of Sale, except for the Existing Notes, there were no securities of or guaranteed by the Company that are rated by a “nationally recognized statistical rating organization,” as that term is used by the Commission for purposes of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act.

(vv) Exchange Act Requirements. The Company has filed in a timely manner all reports required to be filed pursuant to Sections 13(a), 13(e), 14 and 15(d) of the Exchange Act during the preceding 12 months (except to the extent that Section 15(d) requires reports to be filed pursuant to Sections 13(d) and 13(g) of the Exchange Act, which shall be governed by the next clause of this sentence); and the Company has filed in a timely manner all reports required to be filed pursuant to Sections 13(d) and 13(g) of the Exchange Act since January 1, 2008, except where the failure to timely file could not reasonably be expected individually or in the aggregate to have a Material Adverse Effect.

(ww) Reserve Reports. The information underlying the estimates of the reserves of the Company included in the Registration Statement, the Time of Sale Information and the Prospectus, and which was supplied by the Company to Ryder Scott Company LP (“Ryder Scott”), independent petroleum engineers, for purposes of preparing the Company’s reserve reports (the “Reserve Reports”), including, without limitation, production, volumes, sales prices for production, contractual pricing provisions under oil or gas sales or marketing contracts under hedging arrangements, costs of operations and development, and working interest and net revenue interest information relating to the Company’s ownership interests in properties, was true and correct in all material respects on the dates of such Reserve Reports; the estimates of future capital expenditures and other future exploration and development costs supplied to Ryder Scott were prepared in good faith and with a reasonable basis; the information provided to Ryder Scott by the Company for purposes of preparing the Reserve Reports was prepared in accordance with customary industry practices; Ryder Scott was, as of the dates of the Reserve Reports, and is, as of the date hereof, independent petroleum engineers with respect to the Company; other than any decrease in reserves resulting from normal production of the reserves and intervening spot market product price fluctuations disclosed in the Registration Statement, the Time of Sale Information and the Prospectus, to the knowledge of the Company, there are not any facts or circumstances that would adversely affect the reserves in the aggregate, or the aggregate present value of future net cash flows therefrom, as disclosed in the Registration Statement, the Time of Sale Information and the Prospectus and reflected in the Reserve Reports such as to cause a material adverse change; estimates of such reserves and the present value of the future net cash flows therefrom as disclosed in the Registration Statement, the Time of Sale Information and the Prospectus and reflected in the Reserve Reports comply in all material respects to the applicable requirements of Regulation S-X and Subpart 1200 of Regulation S-K under the Securities Act.

(xx) Criminal Proceedings. To the best of the Company’s knowledge, information and belief, none of the current directors or officers of the Company is or has ever been subject to prior regulatory, criminal or bankruptcy proceedings in the U.S. or elsewhere.

Any certificate signed by an officer of the Company and delivered to the Underwriters or to counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters set forth therein.

2. Purchase of the Securities; Payment and Delivery.

(a) Purchase of the Securities. The Company hereby agrees to issue and sell the Securities to the several Underwriters as provided in this Agreement, and each Underwriter, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase from the Company the respective principal amount of Securities set forth opposite such Underwriter’s name in Schedule 1 hereto at a price equal to 102.800% (the “Purchase Price”).

(b) Payment and Delivery. Payment for and delivery of the Securities will be made to the Company in Federal or other funds immediately available in New York City against delivery of the Securities for the respective accounts of the several Underwriters at the offices of Latham & Watkins LLP at 811 Main Street, Houston, Texas 77002, at 10:00 A.M., New York City time, on May 13, 2013, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representative and the Company may agree upon in writing. The time and date of such payment and delivery is referred to herein as the “Closing Date.” The Company hereby acknowledges that circumstances under which the Representative may provide notice to postpone the Closing Date as originally scheduled include, but are in no way limited to, any determination by the Company or the Underwriters to recirculate to investors copies of an amended or supplemented Prospectus or a delay as contemplated by the provisions of Section 9 hereof.

The Securities shall be in global form, registered in the name of Cede & Co., as nominee of The Depository Trust Company (“DTC”), and delivered to the Trustee, as custodian for DTC, at Closing.

3. Agreements of the QIU.

(a) QIU Status. The QIU hereby represents and warrants to, and agrees with, the Company and the Underwriters that with respect to the offering and sale of the Securities as described in the Time of Sale Information and the Prospectus:

(i) The QIU constitutes a “qualified independent underwriter” within the meaning of Rule 5121(f)(12);

(ii) The QIU has participated in the preparation of the Registration Statement, the Time of Sale Information and the Prospectus and has exercised the usual standards of “due diligence” in respect thereto;

(iii) The QIU does not have a conflict of interest (as defined in FINRA Rule 5121(f)(5)) and is not an affiliate of any member that has a conflict of interest;

(iv) The QIU does not beneficially own, as of the date of its participation in the public offering, more than 5% of the class of securities that would give rise to a conflict of interest, including any right to receive any such securities exercisable within 60 days;

(v) The QIU has undertaken the legal responsibilities and liabilities of an underwriter under the Securities Act, specifically including those inherent in Section 11 thereof;

(vi) The QIU has served as an underwriter in at least three public offerings of a similar size and type as the offering described herein during the three-year period immediately preceding the filing of the Registration Statement or, during the past three years, has acted as sole underwriter or book-running lead or co-manager of at least three public offerings of debt securities each with gross proceeds of not less than 25% of the anticipated gross proceeds of the offering described herein; and

(vii) None of the QIU’s associated persons in a supervisory capacity who are responsible for organizing, structuring or performing due diligence with respect to corporate public offerings of securities: (A) has been convicted within ten years prior to the filing of the Registration Statement of a violation of the anti- fraud provisions of the federal or state securities laws, or any rules or regulations promulgated thereunder, in connection with a registered or unregistered offering of securities; (B) is subject to any order, judgment or decree of any court of competent jurisdiction entered within ten years prior to the filing of the Registration Statement permanently enjoining or restraining such person from engaging in or continuing any conduct or practice in violation of the anti-fraud provisions of the federal or state securities laws, or any rules or regulations promulgated thereunder in connection with a registered or unregistered offering of securities; or (C) has been suspended or barred from association with any member by an order or decision of the Commission, any state, FINRA or any other self- regulatory organization within ten years prior to the filing of the Registration Statement for any conduct or practice in violation of the anti-fraud provisions of the federal or state securities laws, or any rules or regulations promulgated thereunder, or the anti-fraud rules of any self-regulatory organization in connection with a registered or unregistered offering of securities.

(b) QIU Consent. The QIU hereby consents to the references to it as set forth under the caption “Summary—The Offering” and “Underwriting (Conflicts of Interest)—Conflicts of Interest” in the Time of Sale Information and the Prospectus and in any amendment or supplement thereto made in accordance with Section 4(h) hereof.

4. Further Agreements of the Company. The Company covenants and agrees with each Underwriter that:

(a) Required Filings. The Company will file the final Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A, 430B or 430C under the Securities Act, will file any Issuer Free Writing Prospectus (including the Pricing Supplement in the form of Exhibit B hereto) to the extent required by Rule 433 under the Securities Act; and will file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities; and the Company will furnish copies of the Prospectus and each Issuer Free Writing Prospectus (to the extent not previously delivered) to the Underwriters in New York City prior to 10:00 A.M., New York City time, on the business day next succeeding the date of this Agreement in such quantities as the Representative may reasonably request. The Company will pay the registration fees for this offering within the time period required by Rule 456(b)(i) under the Securities Act prior to the Closing Date.

(b) Prospectus, Amendments or Supplements. Before finalizing the Prospectus or making or distributing any amendment or supplement to the Registration Statement, the Time of Sale Information or the Prospectus, the Company will furnish to the Representative and counsel for the Underwriters a copy of the proposed Prospectus or such amendment or supplement for review, and will not distribute any such proposed Prospectus, amendment or supplement to which the Representative reasonably objects.

(c) Delivery of Copies. The Company will deliver to the Underwriters as many copies of the Registration Statement, Preliminary Prospectus, the Time of Sale Information and the Prospectus (including all amendments and supplements thereto) as the Underwriters may reasonably request.

(d) Notice to the Representative. The Company will advise the Representative promptly, and confirm such advice in writing, (i) when the Registration Statement has become effective; (ii) when any amendment to the Registration Statement has been filed or becomes effective; (iii) when any supplement to the Prospectus or any amendment to the Prospectus or any Issuer Free Writing Prospectus has been filed; (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or the receipt of any comments from the Commission relating to the Registration Statement or any other request by the Commission for any additional information; (v) of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Preliminary Prospectus or the Prospectus or the initiation or threatening of any proceeding for that purpose or pursuant to Section 8A of the Securities Act; (vi) of the occurrence of any event at any time prior to the completion of the initial offering of the Securities as a result of which any of the Prospectus, the Time of Sale Information or any Issuer Free Writing Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when such Prospectus, Time of Sale Information or Issuer Free Writing Prospectus is delivered to a purchaser, not misleading; (vii) of the receipt by the Company of any notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act; and (viii) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its reasonable best efforts to prevent the issuance of any such order preventing or suspending the use of any of the Time of Sale Information or the Prospectus or suspending any such qualification of the Securities and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.

(e) Blue Sky Compliance. The Company will cooperate with the Underwriters in arranging for the qualification of the Securities for offering and sale under the securities or “Blue Sky” laws of such jurisdictions as the Underwriters may designate and will continue such qualifications in effect for as long as may be necessary to complete the resale of the Securities; provided, however, that in connection therewith, the Company shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction where it is not then so subject.

(f) Agreement Not to Offer or Sell Securities. During the period from the date hereof through and including the date that is 90 days after the date hereof, neither the Company nor any of its Affiliates, nor any person acting on their behalf, will, without the prior written consent of the Representative, directly or indirectly, sell, offer to sell, contract to sell, grant any option to purchase, issue any instrument convertible into or exchangeable for, or otherwise transfer or dispose of (or enter into any transaction or devise that is designed to, or could be expected to, result in the disposition in the future of) any debt securities of the Company similar to the Securities.

(g) Use of Proceeds. The Company will apply the net proceeds from the sale of the Securities as set forth under “Use of Proceeds” in the Time of Sale Information and the Prospectus.

(h) Time of Sale Information. If at any time prior to the Closing Date, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Information, as then amended or supplemented, in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if in the reasonable judgment of the Representative and counsel for the Underwriters it is otherwise necessary to amend or supplement any of the Time of Sale Information to comply with law, the Company agrees to promptly prepare (subject to this Section 4), file with the Commission (to the extent required) and furnish at its own expense to the Underwriters, amendments or supplements to any of the Time of Sale Information (or any document to be filed with the Commission and incorporated by reference therein) so that the statements in any of the Time of Sale Information as so amended or supplemented (including such documents to be incorporated by reference therein) will not, in the light of the circumstances under which they were made, be misleading or so that any of the Time of Sale Information, as amended or supplemented, will comply with all applicable law.

(i) Updating Information. If at any time during the Prospectus Delivery Period (as defined below), any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus, as then amended or supplemented, in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a subsequent purchaser, not misleading, or if in the reasonable judgment of the Representative and counsel for the Underwriters it is otherwise necessary to amend or supplement the Prospectus to comply with law, the Company agrees to promptly prepare (subject to this Section 4), and furnish at its own expense to the Underwriters, amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with all applicable law. As used herein, the term “Prospectus Delivery Period” means such period of time after the first date of the public offering of the Securities as in the opinion of counsel for the Underwriters a prospectus relating to the Securities is required by law to be delivered (or required to be delivered but for Rule 172 under the Securities Act) in connection with sales of the Securities by any Underwriter or dealer.

(j) The Depositary. The Company will cooperate with the Underwriters and use its best efforts to permit the Securities to be eligible for clearance and settlement through the facilities of DTC.

(k) Earnings Statement. The Company will make generally available to its security holders and the Underwriters as soon as practicable an earnings statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the “effective date” (as defined in Rule 158) of the Registration Statement.

(l) No Stabilization. The Company will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities and will not take any action prohibited by Regulation M under the Exchange Act in connection with the distribution of the Securities contemplated hereby.

(m) Cooperation with QIU. The Company agrees to cooperate with the Underwriters and the QIU to enable the Underwriters to comply with Rule 5121(a) and the QIU to perform the services contemplated by this Agreement.

5. [Reserved.].

6. Conditions of Underwriters’ Obligations. The obligation of each Underwriter to purchase Securities on the Closing Date as provided herein is subject to the performance by the Company of its covenants and other obligations hereunder and to the following additional conditions:

(a) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct on the date hereof and on and as of the Closing Date, and the statements of the Company and its officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date.

(b) No Downgrade. Subsequent to the execution and delivery of this Agreement, there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded the Company or any of its securities or indebtedness by any “nationally recognized statistical rating organization” as that term is used by the Commission for purposes of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act.

(c) No Material Adverse Effect. There shall not have occurred a Material Adverse Effect, which in the judgment of the Representative makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Prospectus.

(d) Officers’ Certificate. On the Closing Date the Underwriters shall have received a written certificate executed by the Chairman of the Board, Chief Executive Officer or President of the Company and the Chief Financial Officer or Chief Accounting Officer of the Company, dated as of the Closing Date, to the effect set forth in Section 6(b) hereof, and further to the effect that:

(i) for the period from and after the date of this Agreement and prior to the Closing Date there has not occurred any Material Adverse Effect;

(ii) the representations, warranties and covenants of the Company set forth in Section 1 hereof were true and correct as of the date hereof and are true and correct as of the Closing Date with the same force and effect as though expressly made on and as of the Closing Date; and

(iii) the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date.

(e) Comfort Letters. On the date hereof, the Underwriters shall have received from the Independent Accountants comfort letters dated the date hereof, in form and substance satisfactory to counsel for the Underwriters with respect to the audited and any unaudited financial information in the Preliminary Prospectus. On the Closing Date, the Underwriters shall have received from the Independent Accountants comfort letters dated the Closing Date, in form and substance satisfactory to counsel for the Underwriters, which shall extend to the financial information, if any, contained in the Prospectus and not contained in the Preliminary Prospectus.

(f) Reserve Engineer Letter. On the date hereof, the Underwriters shall have received from Ryder Scott a reserve engineer letter dated the date hereof, in form and substance satisfactory to counsel for the Underwriters with respect to the Reserve Reports and any oil and gas reserve information of the Company in the Preliminary Prospectus. On the Closing Date, the Underwriters shall have received from Ryder Scott a reserve engineer letter dated the Closing Date, in form and substance satisfactory to counsel for the Underwriters, which shall extend to any oil and gas reserve information of the Company, if any, contained in the Prospectus and not contained in the Preliminary Prospectus.

(g) Opinion of Counsel for the Company. Faegre Baker Daniels LLP, counsel for the Company, shall have furnished to the Underwriters, at the request of the Company, their written opinion, dated the Closing Date and addressed to the Underwriters, in form and substance reasonably satisfactory to the Underwriters, to the effect set forth in Exhibit C hereto.

(h) Opinion of Counsel for the Underwriters. The Underwriters shall have received on and as of the Closing Date an opinion of Latham & Watkins LLP, counsel for the Underwriters, with respect to such matters as the Underwriters may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(i) No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Securities; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Securities.

(j) Good Standing. The Underwriters shall have received on and as of the Closing Date satisfactory evidence of the good standing of the Company in its jurisdiction of incorporation and its good standing in such other jurisdictions as the Representative may reasonably request, in each case in writing or any standard form of telecommunication, from the appropriate governmental authorities of such jurisdictions.

(k) Additional Documents. On or prior to the Closing Date, the Underwriters and counsel for the Underwriters shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Securities as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to comply with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

7. Indemnification and Contribution.

(a) Indemnification of the Underwriters. The Company agrees to indemnify and hold harmless each Underwriter, its agents, affiliates, directors and officers and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities (including, without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, (i) any untrue statement or alleged untrue statement made by the Company in Section 1 hereof, (ii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any untrue statement or alleged untrue statement of any material fact contained in the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus or any Time of Sale Information or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case, except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representative expressly for use therein.

(b) Indemnification of the Company. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors and officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representative expressly for use in the Registration Statement, the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus or any Time of Sale Information, it being understood and agreed that the only such information consists of the statements set forth in the third, tenth, eleventh and twelfth paragraphs under the caption “Underwriting (Conflicts of Interest)” in the Preliminary Prospectus and the Prospectus.

(c) QIU. Without limitation of and in addition to their obligations under the other paragraphs of this Section 7, the Company agrees to indemnify and hold harmless Canaccord, as the QIU, its agents, affiliates, directors and officers and each person, if any, who controls the QIU within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities (including, without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Securities), to which the QIU or its agents, affiliates, directors and officers or controlling person may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or action arises out of, or is based upon, the QIU’s acting as a “qualified independent underwriter” (within the meaning of Rule 5121(a)) in connection with the offering contemplated by this Agreement, and agrees to reimburse the QIU and each such agent, affiliate, director and officer and controlling person promptly upon demand for any legal or other expenses reasonably incurred by the QIU or such agent, affiliate, director and officer or controlling person in connection with investigating or defending or preparing to defend any such losses, claims, damages, liabilities or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that it is determined in a final judgment by a court of competent jurisdiction that such losses, claims, damages, liabilities or action resulted directly from the gross negligence or willful misconduct of the QIU.

(d) Notifications and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a), (b) or (c) of this Section 7, such person (the “Indemnified Party”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Party”) in writing; provided that the failure to notify the Indemnifying Party shall not relieve it from any liability that it may have under this Section 7 except to the extent that it has been materially prejudiced as a proximate result of such failure; and provided, further, that the failure to notify the Indemnifying Party shall not relieve it from any liability that it may have to an Indemnified Party otherwise than under paragraph (a), (b) or (c) under this Section 7, as applicable. If any such proceeding shall be brought or asserted against an Indemnified Party and it shall have notified the Indemnifying Party thereof, the Indemnifying Party shall retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party and any others the Indemnifying Party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the contrary; (ii) the Indemnifying Party has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Party; (iii) the defendants in any such proceeding include both the Indemnified Party and the Indemnifying Party and the Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it and/or other Indemnified Parties that are different from or additional to those available to the Indemnifying Party, or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Party shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Representative, in the case of parties indemnified pursuant to Section 7(a), by the Company, in the case of parties indemnified pursuant to Section 7(b) and by Canaccord, in the case of a party indemnified pursuant to Section 7(c).

(e) Settlements. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify each Indemnified Party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Party shall have requested that an Indemnifying Party reimburse the Indemnified Party for fees and expenses of counsel as contemplated by Section 7(d), the Indemnifying Party shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Party of such request and (ii) the Indemnifying Party shall not have reimbursed the Indemnified Party in accordance with such request prior to the date of such settlement. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any Indemnified Party is or could have been a party and indemnity was or could have been sought hereunder by such Indemnified Party, unless such settlement, compromise or consent (i) includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such action, suit or proceeding and (ii) does not include any statements as to or any findings of fault, culpability or failure to act by or on behalf of any Indemnified Party.

(f) Contribution. If the indemnification provided for in paragraph (a), (b) and (c) above is unavailable to an Indemnified Party or otherwise insufficient to hold harmless an Indemnified Party in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Party under such paragraph shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters or the QIU, as applicable, on the other, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company, on the one hand, and the Underwriters or the QIU, as applicable, on the other, in connection with the statements or omissions or inaccuracies in the representations and warranties herein that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Underwriters, on the other, shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company from the sale of the Securities and the total discounts and commissions received by the Underwriters in connection therewith, as provided in this Agreement, bear to the aggregate offering price of the Securities. The relative benefits received by the QIU with respect to the offering contemplated by this Agreement shall, for purposes of this paragraph (f), be deemed to be equal to the compensation received by the QIU for acting in such capacity. The relative fault of the Company, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact or any such inaccurate or alleged inaccurate representation or warranty relates to information supplied by the Company, on the one hand, or the Underwriters, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or inaccuracy.

(g) Limitation on Liability. The Company, the Underwriters and the QIU agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (f) above. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to in paragraph (f) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Party in connection with any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall (i) an Underwriter be required to contribute any amount in excess of the total discounts and commissions received by such Underwriter in connection with the Securities distributed or (ii) the QIU be required to contribute any amount in excess of the compensation received by the QIU for acting in such capacity. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 7 are several in proportion to their respective purchase obligations hereunder and not joint.

(h) Non-Exclusive Remedies. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Party at law or in equity.

8. Termination. This Agreement may be terminated in the absolute discretion of the Representative, by notice to the Company, if after the execution and delivery of this Agreement and on or prior to the Closing Date: (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange, the NYSE Amex Equities, the NASDAQ Global Market, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade; (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; (iv) material disruption in securities settlement, payment or clearance services in the United States shall have occurred, or (v) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representative, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Prospectus. Termination of this Agreement pursuant to this Section 8 shall be without liability of any party to any other party except as provided in Section 7 hereof and the Company shall be obligated to reimburse the expenses of the Underwriters pursuant to Section 10(b).

9. Defaulting Underwriter.

(a) If, on the Closing Date, any one or more of the Underwriters defaults on its obligation to purchase Securities that it or they have agreed to purchase hereunder, and the aggregate principal amount of Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase does not exceed one-tenth of the aggregate principal amount of Securities to be purchased on the Closing Date, the other Underwriters shall be obligated, severally, in the proportions that the principal amount of Securities set forth opposite their respective names on Schedule 1 bears to the aggregate principal amount of Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as may be specified by the Underwriters with the consent of the non-defaulting Underwriters, to purchase the Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on the Closing Date; provided that in no event shall the principal amount of Securities that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 9 by an amount in excess of one-ninth of such principal amount of Securities without the written consent of such Underwriter.

(b) If any one or more of the Underwriters shall fail or refuse to purchase Securities and the aggregate number of Securities which it or they have agreed to purchase hereunder on the Closing Date and the aggregate principal amount of Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Securities to be purchased on Closing Date, and arrangements satisfactory to the Underwriters and the Company for the purchase of such Securities are not made within 48 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or of the Company. In any such case either the Underwriters or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Time of Sale Information, the Prospectus or in any other documents or arrangements may be effected.

(c) Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company or any non-defaulting Underwriter for damages caused by its default.

10. Payment of Expenses. (a) The Company agrees to pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 8 or Section 9(b) hereof, including all costs and expenses incident to (i) the cost of production and printing of documents with respect to the transactions contemplated hereby, including any costs of printing the Registration Statement, the Preliminary Prospectus, the Time of Sale Information and any Prospectus and any amendment or supplement thereto, and any “Blue Sky” memoranda, (ii) all arrangements relating to the delivery to the Underwriters of copies of the foregoing documents, (iii) the fees, disbursements and expenses of the Company’s counsel and the Independent Accountants in connection with the issuance and sale of the Securities, (iv) all costs and expenses related to the transfer and delivery of the Securities to the Underwriters, including any stamp, transfer or other taxes payable thereon, (v) the qualification of the Securities under state securities and “Blue Sky” laws, including filing fees and reasonable fees and disbursements of counsel for the Underwriters relating thereto, (vi) any fees charged by rating agencies for the rating of the Securities, (vii) all fees and expenses (including reasonable fees and expenses of counsel) of the Company in connection with approval of the Securities by the DTC for “book-entry” transfer, and the performance by the Company of its other obligations under this Agreement, (viii) the costs and charges of the Trustee including fees and expenses of counsel, (ix) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Securities, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and 50% of the cost of any aircraft chartered in connection with the road show, (x) the document production charges and expenses associated with printing this Agreement, (xi) any filing fees incident to, and any reasonable fees and disbursements of counsel to the Underwriters in connection with the review by the Financial Industry Regulatory Authority, if any, of the terms of the sale of the Securities, (xii) all costs and expenses of Canaccord, including the reasonable fees and disbursements of its counsel, incurred in its capacity as “qualified independent underwriter” within the meaning of Rule 5121(a) in connection with the offering of the Securities; and (xiii) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section.

(b) It is understood, however, that if (i) this Agreement is terminated pursuant to Section 8 or Section 9(b), (ii) the Company for any reason fails to tender the Securities for delivery to the Underwriters or (iii) the Underwriters decline to purchase the Securities for any reason permitted under this Agreement, the Company agrees to reimburse the Underwriters for all out-of-pocket costs and expenses (including the reasonable fees and expenses of their counsel) reasonably incurred by the Underwriters in connection with this Agreement and the offering contemplated hereby.

11. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and any controlling persons referred to herein, and the affiliates, officers and directors of each Underwriter and the QIU referred to in Section 7 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Securities from any Underwriter shall be deemed a successor merely by reason of such purchase.

12. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company, the Underwriters and the QIU contained in this Agreement or made by or on behalf of the Company, the Underwriters or the QIU pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company, the Underwriters or the QIU.

13. No Advisory or Fiduciary Responsibility. The Company acknowledges and agrees that (i) the purchase and sale of the Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Company, on the one hand, and the Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters) or any other obligation to the Company except the obligations expressly set forth in this Agreement and (iv) the Company has consulted its own legal and financial advisors to the extent it deemed appropriate. The Company agrees that it will not claim that any Underwriter has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto.

This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the several Underwriters, or any of them, with respect to the subject matter hereof. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the several Underwriters with respect to any breach or alleged breach of fiduciary duty.

14. Authority of the Representative. Any action by the Underwriters hereunder may be taken by the Representative on behalf of the Underwriters, and any such action taken by the Representative shall be binding upon the Underwriters.

15. Partial Unenforceability. The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof. If any section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

16. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication.

If to the Underwriters:

RBC Capital Markets, LLC

Three World Financial Center

200 Vesey Street, 8th Floor

New York, New York 10281-8098

Facsimile: 212-618-2210

Attention: High Yield Capital Markets

with a copy to:

Latham & Watkins LLP

811 Main Street, Suite 3700

Houston, Texas 77002

Counsel for the Underwriters

Facsimile: (713) 546-5401

Attention: J. Michael Chambers

if to the QIU:

Canaccord Genuity Inc.

Wells Fargo Plaza

1000 Louisian Street, 71st Floor

Houston, Texas 77002

Facsimile: (713) 353-4227

Attention: Christian B. Gibson

If to the Company:

Northern Oil and Gas, Inc.

315 Manitoba Avenue, Suite 200

Wayzata, Minnesota 55391

Facsimile: (952) 476-9801

Attention: Thomas Stoelk, Chief Financial Officer

with a copy to:

Faegre Baker Daniels LLP

2200 Wells Fargo Center

90 South Seventh Street

Minneapolis, Minnesota 55402

Facsimile: (612) 766-1600

Attention: W. Morgan Burns

17. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY THEREIN WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF.

18. Counterparts. This Agreement may be signed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

19. Headings. The headings of the sections of this Agreement are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

20. Submission to Jurisdiction; Waiver of Jury Trial. No proceeding related to this Agreement or the transactions contemplated hereby may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company hereby consents to the jurisdiction of such courts and personal service with respect thereto. The Company hereby waives all right to trial by jury in any proceeding (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company agrees that a final judgment in any such proceeding brought in any such court shall be conclusive and binding upon the Company and may be enforced in any other courts in the jurisdiction of which the Company is or may be subject, by suit upon such judgment.

21. Compliance with USA PATRIOT Act. The parties hereto acknowledge that in accordance with the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.

[Signature pages follow.]

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours, NORTHERN OIL AND GAS, INC.

By:	/s/ Michael Reger
Name: Michael Reger
Title: Chief Executive Officer

Signature Page to Underwriting Agreement

Accepted: RBC Capital Markets, LLC, for itself and on behalf of the several Underwriters listed in Schedule 1 hereto.

By:	/s/ J. Scott Schlossel
Name: J. Scott Schlossel
Title: Managing Director Head of Global Energy Leveraged Finance

Canaccord Genuity Inc.,

as qualified independent underwriter

By:	/s/ Christian Gibson
Name: Christian Gibson
Title: Managing Director

Signature Page to Underwriting Agreement

SCHEDULE 1

Underwriters	Aggregate Principal Amount of Securities
RBC Capital Markets, LLC	$61,225,000
BMO Capital Markets Corp.	20,408,000
Scotia Capital (USA) Inc.	20,408,000
SunTrust Robinson Humphrey, Inc.	20,408,000
KeyBanc Capital Markets Inc.	12,245,000
U.S. Bancorp Investments, Inc.	12,245,000
Capital One Southcoast, Inc.	10,204,000
Canaccord Genuity Inc.	10,204,000
BB&T Capital Markets, a division of BB&T Securities, LLC	6,122,000
BOSC, Inc.	6,122,000
ING Financial Markets LLC	6,122,000
C.K. Cooper & Company	4,082,000
Global Hunter Securities, LLC	4,082,000
Santander Investment Securities Inc.	4,082,000
Macquarie Capital (USA) Inc.	2,041,000

Total	$200,000,000